                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2002

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                                   0-33007                       62-1650470
(State or Other Jurisdiction                (Commission File Number)              (IRS Employer
      of Incorporation)                                                         Identification No.)


                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)



ITEM 9.  REGULATION FD DISCLOSURE.

         An interview with Bill Noble, Senior Vice President and General Manager of Harrah's New Orleans Management Company, appeared in the February 25, 2002 edition of the New Orleans City Business Journal. Harrah's New Orleans Management Company is the manager of our casino and a wholly controlled affiliate of Harrah's Entertainment, Inc., which is indirectly one of our controlling shareholders. In this interview, Mr. Noble commented that, among other things, our casino is showing an operating profit, and that our casino "has gone from losing millions of dollars to operating the casino profitably." Mr. Noble was referring to operating profit from the casino, before interest, income taxes and corporate expenses for the fourth quarter of 2001, and was not referring to the Condensed Consolidated Results of Operations for JCC Holding Company and Subsidiaries for that period.

         Mr. Noble's remarks were made prior to the completion of our annual audit, which is currently underway, and prior to our announcement of our fourth quarter and year-end results for 2001. Investors are cautioned that no inferences should be drawn about JCC Holding Company's performance for the fourth quarter and year-end for 2001. The formal accounting for the fourth quarter and the year ended 2001 is not complete and we cannot give any assurance as to the results for that time period. Our fourth quarter and year-end results for 2001 will be reported in the Form 10-K to be filed no later than April 1, 2002.

         The information included in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         Statements in this Current Report that are not historical fact, including particular statements about possible results and profitability, are forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Management cautions that our future performance involves numerous risks and uncertainties, and that actual results could differ materially from those expressed in any of our forward-looking statements as a result of actual revenues and expenses, possible accounting adjustments and other factors that are contained in documents the Company files with the U.S. Securities and Exchange Commission. Readers are encouraged to refer to these reports.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)  Exhibits.

         None.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

/s/   L. Camille Fowler
-----------------------
L. Camille Fowler
Vice President - Finance, Secretary and Treasurer


Date:  February 27, 2002